UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2025

Longeveron Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40060	47-2174146
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1951 NW 7th Avenue, Suite 520

Miami, Florida 33136

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (305) 909-0840

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	LGVN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2025, Longeveron Inc., a Delaware corporation (the “Company”), entered into an At The Market Offering Agreement (the “ATM Agreement”) with H.C. Wainwright & Co., LLC (“Wainwright”) providing for the sale and issuance by the Company of shares of its Class A common stock, par value $0.001 per share (the “Common Stock”) from time to time, through or to Wainwright as the Company’s sales agent or principal in an “at the market offering” program, with certain limitations on the amount of Common Stock that may be offered and sold by the Company, as set forth in the ATM Agreement (the “Offering”).

The Company filed a prospectus supplement, dated September 19, 2025, including an accompanying base prospectus, dated April 4, 2025, contained therein (the “ATM Prospectus Supplement”), which together form a part of the Company’s shelf registration statement on Form S-3 (File No. 333-286217), initially filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2025 and declared effective by the SEC on April 4, 2025 (the “Registration Statement”) in connection with the offer and sale of shares of Common Stock pursuant to the ATM Agreement. The aggregate market value of the shares of Common Stock eligible for sale under the ATM Prospectus Supplement is currently $10,700,000, which is based on the limitations of General Instruction I.B.6 of Form S-3.

Pursuant to the ATM Agreement, Wainwright has agreed to use its commercially reasonable efforts, consistent with applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market (“Nasdaq”), to sell the shares of Common Stock from time to time. The Company will designate the parameters for the sale of shares of Common Stock, including the number of shares to be issued, the time period during which sales are requested to be made, limitations on the number of shares that may be sold on any trading day and any minimum price below which sales may not be made. Subject to the terms and conditions of the ATM Agreement, Wainwright may sell the shares by methods deemed to be an “at the market offering” as defined in Rule 415(a)(4) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), including without limitation, sales made directly on Nasdaq or on any other existing trading market for the Common Stock or to or through a market maker. In addition, with the Company’s prior written approval, Wainwright may also sell shares in privately negotiated transactions or block transactions. The gross sales price of the shares of Common Stock sold by Wainwright under the ATM Agreement as sales agent shall be the market price for the shares of Common Stock on Nasdaq at the time of sale.

The Company has no obligation to sell any shares of Common Stock under the ATM Agreement and the Company or Wainwright may at any time suspend offers under the ATM Agreement, pursuant to the terms therein. Wainwright is not obligated to purchase any shares of Common Stock on a principal basis pursuant to the ATM Agreement, except as otherwise specifically agreed by Wainwright and the Company in a separate agreement. No assurance can be given that the Company will sell any shares of Common Stock under the ATM Agreement, or if such sales occur, no assurance can be given as to the price or number of shares that will be sold, or the dates on which any such sales will take place.

The ATM Agreement provides that the Company will pay Wainwright a sales commission equal to 3.0% of the gross sales price of the shares of Common Stock sold by Wainwright pursuant to the ATM Agreement. The Company has agreed to provide Wainwright and certain affiliates of Wainwright with customary indemnification and contribution rights, including for liabilities under the Securities Act. The Company also will reimburse Wainwright up to $100,000  for reasonable fees and expenses incurred by its legal counsel in connection with entering into the transactions contemplated by the ATM Agreement (excluding any periodic due diligence fees) and up to $5,000 per due diligence session update in connection with filing its Annual Report on Form 10-K and $3,500  per applicable due diligence update session in connection with filing Quarterly Reports on Form 10-Q pursuant to the terms of the ATM Agreement, plus any incidental expense incurred by Wainwright in connection therewith.

The ATM Agreement contains customary representations and warranties and conditions to the placements of shares of Common Stock pursuant thereto. The representations and warranties in the ATM Agreement are made to, and solely for the benefit of, the parties thereto in the context of all the terms and conditions of the ATM Agreement and in the context of the specific relationship between the parties. The provisions of the ATM Agreement, including the representations and warranties contained therein, are not for the benefit of any party other than the parties to the ATM Agreement and are not intended as a document for investors and the public to obtain factual information about the Company’s current state of affairs. Rather, investors and the public should review the other disclosures contained in the Company’s filings with the SEC.

The offering pursuant to the ATM Prospectus Supplement will terminate upon the earlier of (i) the sale of the Company’s Common Stock pursuant to the ATM Prospectus Supplement having an aggregate sales price of $10,700,000 or (ii) termination of the ATM Agreement by the Company or Wainwright as permitted therein. The Company currently intends to use the net proceeds from the Offering, if any, for the ongoing clinical and regulatory development of laromestrocel for the treatment of several disease states and indications, including Hypoplastic Left Heart Syndrome, Alzheimer’s Disease and Pediatric Dilated Cardiomyopathy, obtaining regulatory approvals, capital expenditures, working capital and other general corporate purposes.

The foregoing description of the ATM Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is filed herewith as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the securities discussed herein, nor shall there be any sale of such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

A copy of the legal opinion of Buchanan Ingersoll & Rooney PC regarding the legality of the shares of Common Stock that may be issued pursuant to the ATM Agreement is attached to this Current Report on Form 8-K as Exhibit 5.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and certain of the materials filed herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties and other important factors that could cause actual results, performance or achievements to differ materially from those anticipated, expressed, or implied. Forward-looking statements are generally identifiable by terms such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words, or by discussion of strategy or goals or other future events, circumstances or effects. The forward-looking statements in this Current Report on Form 8-K are made on the basis of the views and assumptions of management regarding future events and business performance as of the date this Current Report on Form 8-K is filed with the SEC. We have based these forward-looking statements largely on our current expectations and projections about our business, the industry in which we operate and financial trends that we believe may affect our business, financial condition, results of operations and prospects, and these forward-looking statements are not guarantees of future performance or development. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual events, results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements contained in this Current Report on Form 8-K or the materials furnished or filed herewith. These items include, but are not limited to, statements regarding: the Company’s or Wainwright’s ability to sell any specific amount of shares of Common Stock under the ATM Agreement; the intended use of proceeds from the Offering; market and other conditions, our cash position and need to raise additional capital, the price at which such shares will be sold, the number of shares that may be sold, the methods of sale of the shares, the payment of certain fees to Wainwright, the possible suspension or termination of the Offering, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the ability of our clinical trials to demonstrate safety and efficacy of our product candidates, and other positive results; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; the size of the market opportunity for certain of our product candidates, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the product candidate for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our product candidates; our ability to obtain and maintain regulatory approval of our product candidates in the U.S. and other jurisdictions; our plans relating to the further development of our product candidates, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

These forward-looking statements are made as of the date of this Current Report on Form 8-K and are subject to a number of risks, uncertainties and assumptions described in greater detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission on February 28, 2025, its Quarterly Reports on Form 10-Q, and other filings with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. These statements are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future, events or otherwise occurring after the date this Current Report on Form 8-K is filed.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	ATM Agreement dated September 19, 2025, by and between Longeveron Inc. and H.C. Wainwright & Co., LLC
5.1	Opinion of Buchanan Ingersoll & Rooney PC
23.1	Consent of Buchanan Ingersoll & Rooney PC (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LONGEVERON INC.

Date: September 19, 2025	/s/ Than Powell
	Name:	Than Powell
	Title:	Chief Executive Officer

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